EXHIBIT 10.2.8
EXECUTION COPY

                                                                SERIES 3 CLASS B


                                    SCHEDULE
                                     TO THE
                                MASTER AGREEMENT

                           dated as of 8th June, 2005

between

(1)      IXIS CORPORATE & INVESTMENT BANK ("PARTY A");

(2)      PERMANENT FINANCING (NO. 8) PLC ("PARTY B"); and

(3) THE BANK OF NEW YORK (the "SECURITY TRUSTEE", which expression will include its successors and assigns and which has agreed to become a party to this Agreement solely for the purpose of taking the benefit of Parts 5(b) and 5(l) of this Schedule and assuming the obligations under the final paragraph of Part 5(f) of this Schedule).

Part 1.  TERMINATION PROVISIONS

(a)      "SPECIFIED ENTITY" means in relation to Party A for the purpose of:-

         Section 5(a)(v), none

         Section 5(a)(vi), none

         Section 5(a)(vii), none

         Section 5(b)(iv), none

         and in relation to Party B for the purpose of:-

         Section 5(a)(v), none

         Section 5(a)(vi), none

         Section 5(a)(vii), none

         Section 5(b)(iv), none

(b) "SPECIFIED TRANSACTION" will have the meaning specified in Section 14 of this Agreement.

(c) The "CROSS DEFAULT" provisions of Section 5(a)(vi), will not apply to Party A and will not apply to Party B.

(d) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f) PAYMENTS ON EARLY TERMINATION. For the purposes of Section 6(e) of this Agreement:-

         (i)      Market Quotation will apply.

         (ii)     The Second Method will apply.

(g)      "TERMINATION CURRENCY" means Sterling.

(h) "ADDITIONAL TERMINATION EVENT" will apply. In addition to the Additional Termination Events set forth in Parts 5(f)(iv) and 5(f)(viii) of this Schedule, the following will each constitute an Additional Termination Event:

         (i) The Additional Tax Representation (as defined in Part 2(b) of this Schedule), proves to have been incorrect or misleading in any material respect with respect to one or more Transactions (each an "AFFECTED TRANSACTION" for the purpose of this Additional Termination Event) when made or repeated or deemed to have been made or repeated. For the purpose of the foregoing Termination Event, the Affected Party will be Party A only.

         (ii) A redemption or purchase of the Series 3 Class B Eighth Issuer Notes occurs pursuant to Condition 5(F) (redemption or purchase following a regulatory event) of the terms and conditions thereof. For the purpose of the foregoing Termination Event: (A) for the purpose of Section 6(b)(iv), both parties will be Affected Parties; and (B) for the purpose of Section 6(e), the Affected Party will be Party B only.

Part 2.  TAX REPRESENTATIONS

(a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, Party A and Party B each make the following representation:

         It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to
         Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in
         Section 4(d) of this Agreement, except that it will not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of the Agreement, Party A makes the following representation (the "ADDITIONAL TAX REPRESENTATION"): it is entering into each Transaction through a permanent establishment in the United Kingdom within the charge to United Kingdom corporation tax and holds the Transaction solely for the purpose of a trade carried on by it through that permanent establishment otherwise as the agent or nominee for another person.

         For the purpose of Section 3(f) of the Agreement, Party B does not make any representation.

Part 3.  AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and 4(a)(ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)      Tax forms, documents or certificates to be delivered are: none

(b)      Other documents to be delivered are:


         PARTY REQUIRED                                                                       COVERED BY
         TO DELIVER               FORM/DOCUMENT/                    DATE BY WHICH             SECTION 3(D)
         DOCUMENT                 CERTIFICATE                       TO BE DELIVERED           REPRESENTATION
         Party A and              Appropriate evidence of           On signing of this        Yes
         Party B                  its signatory's authority         Agreement

         Party B                  Certified copy of                 On signing of this        Yes
                                  board resolution and              Agreement
                                  constitutional documents

         Party A                  Legal opinion from in-house       On signing of this        No
                                  counsel to Party A in form and    Agreement
                                  substance satisfactory to
                                  Party B

         Party B                  Legal opinions from               On signing of this        No
                                  Allen & Overy LLP in form and     Agreement
                                  substance satisfactory to
                                  Party A

         Party A                  Credit Support Document in        On signing of this        Yes
                                  respect of Party A specified in   Agreement
                                  Part 4(f) of this Schedule

         Party B                  Executed Copy of Trust Deed       On signing of this
                                                                    Agreement or as soon as
                                                                    practicable thereafter.


Part 4.  MISCELLANEOUS

(a)      ADDRESSES FOR NOTICES.

         Address for notices or communications to Party A:

         Address:          IXIS Corporate & Investment Bank, London Branch
                           Cannon Bridge
                           25 Dowgate Hill
                           London EC4R 2GN

         Attention:        John Powell

         Facsimile No.:    +44 20 7648 6901

         With a copy to:   IXIS Corporate & Investment Bank

         Address:          Back-Office Derives FMP10
                           47 Quai d'Austerlitz
                           75648 Paris cedex 13

         Attention:        Christophe Besson

         Facsimile No.:    +33 1 5855 2110

         Address for notices or communications to Party B:

         Address:          35 Great St. Helen's
                           London
                           EC3A 6AP

         Attention:        The Secretary

         Facsimile No.:    020 7398 6325

         With a copy to:   (i) HBOS Treasury Services plc

         Address:          33 Old Broad Street
                           London
                           EC2N 1HZ

         Attention:        Head of Capital Markets and Securitisation

         Facsimile No.:    020 7574 8784

                           (ii) the Security Trustee:

         Address:          The Bank of New York
                           One Canada Square
                           London
                           E14 5AL

         Attention:        Global Structured Finance - Corporate Trust

         Facsimile No.:    020 7964 6061/6399

(b)      PROCESS AGENT. For the purpose of Section 13(c) of this Agreement:

         Party A appoints as its Process Agent:      None.

         Party B appoints as its Process Agent:      None.

(c)      OFFICES. The provisions of Section 10(a) will apply to this Agreement.

(d)      MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

         Party A is not a Multibranch Party.

         Party B is not a Multibranch Party.

(e)      CALCULATION AGENT. The Calculation Agent is Party A.

(f)      CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:

         In respect of Party A:   The Credit Support Annex dated the date hereof
         between Party A and Party B.

         In respect of Party B:   None.

(g) CREDIT SUPPORT PROVIDER. Credit Support Provider means in relation to Party A, none .

         Credit Support Provider means in relation to Party B, none.

(h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with English law.

(i) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will apply to Transactions entered into under this Agreement unless otherwise specified in a Confirmation.

(j) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement.

Part 5.  OTHER PROVISIONS

(a)      NO SET-OFF

(i) All payments under this Agreement will be made without set-off or counterclaim, except as expressly provided for in Section 6.

(ii)     Section 6(e) will be amended by the deletion of the following sentence:

         "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off."

(b)      SECURITY INTEREST

Notwithstanding Section 7, Party A hereby agrees and consents to the assignment by way of security by Party B of its interests under this Agreement (without prejudice to, and after giving effect to, any contractual netting provision contained in this Agreement) to the Security Trustee (or any successor thereto) pursuant to and in accordance with the Eighth Issuer Deed of Charge and acknowledges notice of such assignment. Each of the parties hereby confirms and agrees that the Security Trustee will not be liable for any of the obligations of Party B hereunder.

(c)      DISAPPLICATION OF CERTAIN EVENTS OF DEFAULT

Section 5(a)(ii), Section 5(a)(iii), Section 5(a)(iv), Section 5(a)(v), Section 5(a)(vii)(2), (6), (7) and (9) and Section 5(a)(viii) will not apply in respect of Party B.

Section 5(a)(vii)(8) will not apply in respect of Party B to the extent that it applies to Section 5(a)(vii)(2), (6), (7) and (9).

(d)      DISAPPLICATION OF CERTAIN TERMINATION EVENTS

The "Tax Event Upon Merger" provision of Section 5(b)(iii) will not apply to Party A or to Party B.

The "Tax Event" provision of Section 5(b)(ii) will not apply to Party B and will apply to Party A, provided that:

(i) the application and interpretation of Section 5(b)(ii) shall be restricted to a Change in Tax Law, as defined below; and

(ii) Party A will only be entitled to designate an Early Termination Date in respect of a Transaction on the basis of a Tax Event affecting that Transaction if it obtains the prior consent of the Security Trustee. Such consent shall be given where Party A has provided the Security Trustee with (1) a certificate signed by two authorised signatories of Party A stating that a Change in Tax Law has occurred and identifying such Change in Tax Law, and (2) an opinion in form and substance satisfactory to the Security Trustee of independent legal advisers of recognised standing to the effect that Party A has been or will be required to pay a Gross-Up Amount (or, as the case may be, a Liability Amount) under Section 2(d) as a result of such Change in Tax Law.

For these purposes "Change in Tax Law" means any enactment, promulgation, execution or ratification of, or any change in or amendment to, any law that occurs on or after the date on which the relevant Transaction is entered into.

(e)      ADDITIONAL EVENT OF DEFAULT

The following will constitute an additional Event of Default with respect to Party B:

"NOTE ACCELERATION NOTICE. A Note Acceleration Notice is served on Party B in relation to the Series 3 Class B Eighth Issuer Notes."

(f)      RATINGS EVENT

(i) If the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A-1+" by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") and, as a result of such cessation, the then current rating of the Series 3 Class B Eighth Issuer Notes is downgraded or placed under review for possible downgrade by S&P (an "INITIAL S&P RATING EVENT"), then Party A will at its own cost either:

         (A) within 10 days of an Initial S&P Rating Event provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex; or

         within 30 days of the occurrence of such Initial S&P Rating Event:

         (B) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Security Trustee (whose consent will be given if S&P confirms that such transfer would maintain the rating of the Series 3 Class B Eighth Issuer Notes by S&P at, or restore the rating of the Series 3 Class B Eighth Issuer Notes by S&P to, the level it would have been at immediately prior to such Initial S&P Rating Event);

         (C) obtain a guarantee of its rights and obligations with respect to this Agreement from a third party satisfactory to the Security Trustee (whose consent will be given if S&P confirms that such guarantee would maintain the rating of the Series 3 Class B Eighth Issuer Notes at, or restore the rating of the Series 3 Class B Eighth Issuer Notes to, the level it would have been at immediately prior to such Initial S&P Rating Event); or

         (D) take such other action as Party A may agree with S&P as will result in the rating of the Series 3 Class B Eighth Issuer Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Initial S&P Rating Event.

         If any of paragraphs (i)(B), (i)(C) or (i)(D) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (i)(A) above will be re-transferred directly to Party A outside of the relevant Priority of Payments and Party A will not be required to transfer any additional collateral.

(ii) If the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A-3" by S&P and, as a result of such downgrade, the then current rating of the Series 3 Class B Eighth Issuer Notes may in the reasonable opinion of S&P be downgraded or placed under review for possible downgrade (such event, a "SUBSEQUENT S&P RATING EVENT"), then Party A will, within 10 days of the occurrence of such Subsequent S&P Rating Event, at its own cost either:

         (A) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Security Trustee (whose consent will be given if S&P confirms that such transfer would maintain the rating of the Series 3 Class B Eighth Issuer Notes by S&P at, or restore the rating of the Series 3 Class B Eighth Issuer Notes by S&P to, the level it would have been at immediately prior to such Subsequent S&P Rating Event);

         (B) take such other action as Party A may agree with S&P as will result in the rating of the Series 3 Class B Eighth Issuer Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Subsequent S&P Rating Event; or

         (C) obtain a guarantee of its rights and obligations with respect to this Agreement from a third party satisfactory to the Security Trustee (whose consent will be given if S&P confirms that such guarantee would maintain the rating of the Series 3 Class B Eighth Issuer Notes at, or restore the rating of the Series 3 Class B Eighth Issuer Notes to, the level it would have been at immediately prior to such Subsequent S&P Rating Event), and, if, at the time a Subsequent S&P Rating Event occurs, Party A has provided collateral pursuant to a mark-to-market collateral arrangement put in place pursuant to paragraph (i)(A) above following an Initial S&P Rating Event, it will continue to post collateral notwithstanding the occurrence of a Subsequent S&P Rating Event until such time as any of paragraphs (ii)(A), (ii)(B) or (ii)(C) above have been satisfied.

         If any of paragraphs (ii)(A), (ii)(B) or (ii)(C) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (i)(A) above will be re-transferred directly to Party A outside of the relevant Priority of Payments and Party A will not be required to transfer any additional collateral.

(iii)    If:

         (A) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A1" (or its equivalent) by Moody's; or

         (B) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "Prime-1" (or its equivalent) by Moody's,

         (such cessation being an "INITIAL MOODY'S RATING EVENT"), then Party A will at its own cost either:

         (1) within 10 days of an Initial Moody's Rating Event provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex; or

         within 30 days of the occurrence of such Initial Moody's Rating Event:

         (2) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) a replacement third party as Party A may agree with Moody's;

         (3) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement, which co-obligor or guarantor may be either (x) a person with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) such other person as Party A may agree with Moody's; or

         (4)      take such other action as Party A may agree with Moody's.

         If any of paragraphs (iii)(2), (iii)(3) or (iii)(4) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (iii)(1) above will be re-transferred directly to Party A outside of the relevant Priority of Payments and Party A will not be required to transfer any additional collateral.

(iv)     If:

         (A) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated as high as "A3" (or its equivalent) by Moody's; or

         (B) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated as high as "Prime-2" (or its equivalent) by Moody's,

         (such cessation being a "SUBSEQUENT MOODY'S RATING EVENT"), then Party A will:

         (1) on a reasonable efforts basis, as soon as reasonably practicable after the occurrence of such Subsequent Moody's Rating Event, at its own cost, either:

                  (aa) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) a replacement third party as Party A may agree with Moody's;

                  (bb) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement, which co-obligor or guarantor may be either (x) a person with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) such other person as Party A may agree with Moody's; or

                  (cc) take such other action as Party A may agree with Moody's; and

         (2) provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex.

         If any of paragraphs (iv)(1)(aa), (bb) or (cc) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (iv)(2) above will be re-transferred directly to Party A outside of the relevant Priority of Payments and Party A will not be required to transfer any additional collateral.

         For the purposes of paragraphs (iii) and (iv) of this Part 5(f), "REQUIRED RATINGS" means, in respect of the relevant entity, its short-term, unsecured and unsubordinated debt obligations are rated at least as high as "Prime-1" and its long-term, unsecured and unsubordinated debt obligations are rated at least as high as "A1", or such other ratings as may be agreed with Moody's from time to time.

         In relation to paragraphs (iii)(4) and (iv)(2) above, Party A will, upon receipt of reasonable notice from Moody's demonstrate to Moody's the calculation by Party A of the mark-to-market value of the outstanding Transactions. In relation to paragraph (iv)(2) above, Party A will, at its own cost, on receipt of reasonable notice from Moody's (which, for the avoidance of doubt, will be no less than 30 days) arrange a third party valuation of the mark-to-market value of the outstanding Transactions.

(v) If either the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A+" (or its equivalent) by Fitch Ratings Ltd ("FITCH") or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "F1" (or its equivalent) by Fitch and, as a result of such cessation, the then current rating of the Series 3 Class B Eighth Issuer Notes is downgraded or placed under review for possible downgrade by Fitch (an "INITIAL FITCH RATING EVENT") then Party A will, at its own cost, either:

         (A) within 10 days of an Initial Fitch Rating Event provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex; or

         on a reasonable efforts basis within 30 days of the occurrence of such Initial Fitch Rating Event:

         (B) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Security Trustee (whose consent will be given if Fitch confirms that such transfer would maintain the rating of the Series 3 Class B Eighth Issuer Notes by Fitch at, or restore the rating of the Series 3 Class B Eighth Issuer Notes by Fitch to, the level it would have been at immediately prior to such Initial Fitch Rating Event);

         (C) obtain a guarantee of its rights and obligations with respect to this Agreement from a third party satisfactory to the Security Trustee (whose consent will be given if Fitch confirms that such guarantee would maintain the rating of the Series 3 Class B Eighth Issuer Notes at, or restore the rating of the Series 3 Class B Eighth Issuer Notes to, the level it would have been at immediately prior to such Initial Fitch Rating Event); or

         (D) take such other action as Party A may agree with Fitch as will result in the rating of the Series 3 Class B Eighth Issuer Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Initial Fitch Rating Event.

         If any of paragraphs (v)(B), (v)(C) or (v)(D) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (v)(A) above will be re-transferred directly to Party A outside of the relevant Priority of Payments and Party A will not be required to transfer any additional collateral.

(vi) If either the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "BBB+" (or its equivalent) by Fitch or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "F2" (or its equivalent) by Fitch and, as a result of such cessation, the then current rating of the Series 3 Class B Eighth Issuer Notes is downgraded or placed under review for possible downgrade by Fitch (a "FIRST SUBSEQUENT FITCH RATING EVENT") then Party A will either:

         (A) within 10 days of a First Subsequent Fitch Rating Event provide collateral in the form of cash or securities in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex; or

         (B) on a reasonable efforts basis within 30 days of the occurrence of such First Subsequent Fitch Rating Event, at its own cost, attempt either to:

                  (1) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Security Trustee (whose consent will be given if Fitch confirms that such transfer would maintain the rating of the Series 3 Class B Eighth Issuer Notes by Fitch at, or restore the rating of the Series 3 Class B

                          Eighth Issuer Notes by Fitch to, the level it would have been at immediately prior to such First Subsequent Fitch Rating Event);

                  (2) obtain a guarantee of its rights and obligations with respect to this Agreement from a third party satisfactory to the Security Trustee (whose consent will be given if Fitch confirms that such guarantee would maintain the rating of the Series 3 Class B Eighth Issuer Notes at, or restore the rating of the Series 3 Class B Eighth Issuer Notes to, the level it would have been at immediately prior to such First Subsequent Fitch Rating Event); or

                  (3) take such other action as Party A may agree with Fitch as will result in the rating of the Series 3 Class B Eighth Issuer Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such First Subsequent Fitch Rating Event.

         If any of paragraphs (vi)(B)(1), (2) or (3) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to a mark-to-market collateral agreement put in place in accordance with paragraph (v)(A) above or paragraph (vi)(A) will be re-transferred directly to Party A outside of the relevant Priority of Payments and Party A will not be required to transfer any additional collateral.

(vii) If either the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "BBB" (or its equivalent) by Fitch or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "F3" (or its equivalent) by Fitch and, as a result of such cessation, the then current rating of the Series 3 Class B Eighth Issuer Notes is downgraded or placed under review for possible downgrade by Fitch (a "SECOND SUBSEQUENT FITCH RATING EVENT") then Party A will, on a reasonable efforts basis within 30 days of the occurrence of such Second Subsequent Fitch Rating Event, at its own cost, attempt either to:

         (A) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Security Trustee (whose consent will be given if Fitch confirms that such transfer would maintain the rating of the Series 3 Class B Eighth Issuer Notes by Fitch at, or restore the rating of the Series 3 Class B Eighth Issuer Notes by Fitch to, the level it would have been at immediately prior to such Second Subsequent Fitch Rating Event);

         (B) obtain a guarantee of its rights and obligations with respect to this Agreement from a third party satisfactory to the Security Trustee (whose consent will be given if Fitch confirms that such guarantee would maintain the rating of the Series 3 Class B Eighth Issuer Notes at, or restore the rating of the Series 3 Class B Eighth Issuer Notes to, the level it would have been at immediately prior to such Second Subsequent Fitch Rating Event); or

         (C) take such other action as Party A may agree with Fitch as will result in the rating of the Series 3 Class B Eighth Issuer Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Second Subsequent Fitch Rating Event.

         Pending compliance with any of paragraphs (vii)(A), (B) or (C) above, Party A will provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex (provided that the mark-to-market calculations and the correct and timely posting of collateral thereunder are verified by an independent third party (with the costs of such independent verification being borne by Party A)). If any of paragraphs (vii)(A), (B) or (C) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A under such a mark-to-market collateral agreement will be re-transferred directly to Party A outside of the relevant Priority of Payments and Party A will not be required to transfer any additional collateral.

(viii)   (A)      If Party A does not take any of the measures described in
                  paragraph (i) above, such failure will not be or give rise to an Event of Default but will constitute an Additional
                  Termination Event with respect to Party A which will be deemed to have occurred on the thirtieth day following the Initial
                  S&P Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (B) If, at the time a Subsequent S&P Rating Event occurs, Party A has provided collateral pursuant to paragraph (i)(A) above and fails to continue to post collateral pending compliance with any of paragraphs (ii)(A), (ii)(B) or (ii)(C) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A and will be deemed to have occurred on the later of the tenth day following such Subsequent S&P Rating Event and the thirtieth day following the Initial S&P Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions. Further, it will constitute an Additional Termination Event with respect to Party A if, even if it is posting collateral as required by paragraph (ii) above and notwithstanding Section 5(a)(ii), Party A does not take any of the measures described in paragraphs (ii)(A),
                  (ii)(B) or (ii)(C) above. Such Additional Termination Event will be deemed to have occurred on the tenth day following the Subsequent S&P Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (C) If Party A does not take any of the measures described in paragraph (iii)(1), (2), (3) or (4) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A and will be deemed to have occurred on the thirtieth day following the occurrence of such Initial Moody's Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (D)      If Party A does not take the measures described in paragraph
                  (iv)(2) above, such failure will give rise to an Event of Default with respect to Party A and will be deemed to have occurred on the thirtieth day following such Subsequent Moody's Rating Event (or, if Party A has provided collateral in accordance with the requirements of paragraph (iii)(4) above, such Event of Default will be deemed to have occurred on the tenth day following such Subsequent Moody's Rating Event) with Party A as the Defaulting Party. Further, it will constitute an Additional Termination Event with respect to Party A if, even after satisfying the requirements of paragraph (iv)(2) above, and notwithstanding Section 5(a)(ii), Party A has failed, having applied reasonable efforts, to either transfer as described in paragraph (iv)(1)(aa), find a co-obligor or guarantor as described in paragraph (iv)(1)(bb) or take such other action as described in paragraph
                  (iv)(1)(cc). Such Additional Termination Event will be deemed to have occurred on the thirtieth day after receiving notice of failure to use reasonable efforts with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (E)      If Party A does not take the measures described in paragraph
                  (v) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A which will be deemed to have occurred on the thirtieth day following the Initial Fitch Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (F)      If Party A does not take the measures described in paragraph
                  (vi) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A which will be deemed to have occurred on the thirtieth day following the First Subsequent Fitch Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (G)      If Party A does not, pending compliance with any of paragraphs
                  (vii)(A), (B) or (C), continue to comply with the terms of the Credit Support Annex, such failure will give rise to an Event of Default with respect to Party A and will be deemed to have occurred on the tenth day following such Second Subsequent Fitch Rating Event with Party A as the Defaulting Party. Further, it will constitute an Additional Termination Event with respect to Party A if, even after satisfying the above requirements, Party A has failed, within 30 days following such Second Subsequent Fitch Rating Event, to either transfer as described in paragraph (vii)(A), find a guarantor as described in paragraph (vii)(B) or take such other action as described in paragraph (vii)(C). Such Additional Termination Event will be deemed to have occurred on the thirtieth day following such Second Subsequent Fitch Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (H) In the event that Party B were to designate an Early Termination Date and there would be a payment due to Party A, Party B may only designate such an Early Termination Date in respect of an Additional Termination Event under this Part 5(f) if Party B has found a replacement counterparty willing to enter into a new transaction on terms that reflect as closely as reasonably possible, as determined by Party B in its sole and absolute discretion, the economic, legal and credit terms of the Terminated Transactions with Party A, and Party B has acquired the Security Trustee's prior written consent.

Each of Party B and the Security Trustee will use their reasonable endeavours to co-operate with Party A in entering into such documents as may reasonably be requested by Party A in connection with the provision of such collateral.

(g)      TRANSFER POLICY

Section 7 of this Agreement will not apply to Party A, who will be required to comply with, and will be bound by, the following:

Without prejudice to Section 6(b)(ii) as amended in this Schedule, Party A may transfer all (but not part only) of its interests and obligations in and under this Agreement to any of its Affiliates or, with the prior written consent of Party B, such consent not to be unreasonably withheld, to any other entity (each such Affiliate or entity a "TRANSFEREE") upon providing five Business Days' prior written notice to the Note Trustee, provided that:

(i) the Transferee's short-term, unsecured and unsubordinated debt obligations are then rated not less than "A-1+" by S&P, "Prime-1" by Moody's and "F1" by Fitch and its long-term, unsecured and unsubordinated debt obligations are then rated not less than "AA-" by S&P, "A1" by Moody's and "A+" by Fitch (or its equivalent by any substitute rating agency) or such Transferee's obligations under this Agreement are guaranteed by an entity whose short-term, unsecured and unsubordinated debt obligations are then rated not less than "A-1+" by S&P, "Prime-1" by Moody's and "F1" by Fitch and whose long-term, unsecured and unsubordinated debt obligations are then rated not less than "AA-" by S&P, "A1" by Moody's and "A+" by Fitch (or its equivalent by any substitute rating agency);

(ii) the Rating Agencies have confirmed that the transfer will not result in the then current rating of the Series 3 Class B Eighth Issuer Notes being downgraded;

(iii) the Transferee will not, as a result of such transfer, be required on the next succeeding Scheduled Payment Date to withhold or deduct on account of any Tax (except in respect of default interest) amounts in excess of that which Party A would, on the next succeeding Scheduled Payment Date have been required to so withhold or deduct unless the Transferee would be required to make additional payments pursuant to Section 2(d)(i)(4) corresponding to such excess;

(iv) a Termination Event or Event of Default does not occur as a result of such transfer;

(v) no additional amount will be payable by Party B to Party A or the Transferee on the next succeeding Scheduled Payment Date as a result of such transfer; and

(vi) the Transferee confirms in writing that it will accept all of the interests and obligations in and under this Agreement which are to be transferred to it in accordance with the terms of this provision.

With respect to paragraph (iii) above, each party agrees to make such Payee Tax Representations and Payer Tax Representations as may reasonably be requested by the other party in order to reasonably satisfy such other party that such withholding or deduction will not occur.

Following the transfer, all references to Party A (or its Credit Support Provider, as applicable) will be deemed to be references to the Transferee.

Save as otherwise provided for in this Agreement and notwithstanding Section 7, Party A will not be permitted to transfer (by way of security or otherwise) this Agreement nor any interest or obligation in or under this Agreement without the prior written consent of the Security Trustee.

(h)      ADDITIONAL REPRESENTATION

Section 3 is amended by the addition at the end thereof of the following additional representations (provided that the representation in Section 3(h) will be made by Party A only):

         "(g) NO AGENCY. It is entering into this Agreement, including each Transaction, as principal and not as agent of any person or entity.

         (h) PARI PASSU. Its obligations under this Agreement rank pari passu with all of its other unsecured, unsubordinated obligations except those obligations preferred by operation of law."

(i)      RECORDING OF CONVERSATIONS

Each party to this Agreement (i) consents to the recording of the telephone conversations of trading, marketing and operations personnel of the parties in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it and (iii) agrees that in any Proceedings it will not object to the introduction of such recordings in evidence on the ground that consent was not properly given.

(j)      RELATIONSHIP BETWEEN THE PARTIES

The Agreement is amended by the insertion after Section 14 of an additional
Section 15, reading in its entirety as follows:

"15.     RELATIONSHIP BETWEEN THE PARTIES

Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(a) NON RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon advice from such advisers as it has deemed necessary. It is not relying on any communication

         (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction, it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(b) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the financial and other risks of that Transaction.

(c) STATUS OF PARTIES. The other party is not acting as a fiduciary for or an adviser for it in respect of that Transaction."

(k)      TAX

The Agreement is amended by deleting Section 2(d) in its entirety and replacing it with the following:

"(d)     Deduction or Withholding for Tax

(i)      Requirement to Withhold

         All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required (including, for the avoidance of doubt, if such deduction or withholding is required in order for the payer to obtain relief from Tax) by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party ("X") is so required to deduct or withhold, then that party (the "DEDUCTING PARTY"):

         (1) will promptly notify the other party ("Y") of such requirement;

         (2) will pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any Gross Up Amount (as defined below) paid by the Deducting Party to Y under this
                  Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

         (3) will promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

         (4) if X is Party A, X will promptly pay in addition to the payment to which Party B is otherwise entitled under this Agreement, such additional amount (the "GROSS UP AMOUNT") as is necessary to ensure that the net amount actually received by Party B will equal the full amount which Party B would have received had no such deduction or withholding been required.

(ii)     Liability

         If:

         (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding for or on account of any Tax; and

         (2)      X does not so deduct or withhold; and

         (3) a liability resulting from such Tax is assessed directly against X,

         then, except to the extent that Y has satisfied or then satisfies the liability resulting from such Tax, (A) where X is Party B, Party A will promptly pay to Party B the amount of such liability (the "LIABILITY AMOUNT") (including any related liability for interest and together with an amount equal to the Tax payable by Party B on receipt of such amount but including any related liability for penalties only if Party A has failed to comply with or perform any agreement contained in
         Section 4(a)(i), 4(a)(iii) or 4(d)) and Party B will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties) and (B) where X is Party A and Party A would have been required to pay a Gross Up Amount to Party B, Party A will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties).

(iii)    Tax Credit etc.

         Where Party A pays an amount in accordance with Section 2(d)(i)(4) above, Party B undertakes as follows:

         (1) to the extent that Party B obtains any Tax credit, allowance, set-off or repayment from the tax authorities of any jurisdiction relating to any deduction or withholding giving rise to such payment (a "TAX CREDIT"), it will pay to Party A as soon as practical after receipt of the same so much of the cash benefit (as calculated below) relating thereto which it has received as will leave Party B in substantially the same (but in any event no worse) position as Party B would have been in if no such deduction or withholding had been required;

         (2) the "cash benefit" will, in the case of a Tax credit, allowance or set-off, be the additional amount of Tax which would have been payable by Party B in the jurisdiction referred to in clause (1) above but for the obtaining by it of the said Tax credit, allowance or set-off and, in the case of a repayment, will be the amount of the repayment together, in either case, with any related interest, repayment supplement or similar payment obtained by Party B; and

         (3) it will use all reasonable endeavours to obtain any Tax Credit as soon as is reasonably practicable provided that it will be the sole judge of the amount of such Tax Credit and of the date on which the same is received and will not be obliged to disclose to Party A any information relating to its tax affairs or tax computations save that Party B will, upon request by Party A, supply Party A with a reasonably detailed explanation of its calculation of the amount of any such Tax Credit and of the date on which the same is received."

(l)      SECURITY, ENFORCEMENT AND LIMITED RECOURSE

(i) Party A agrees with Party B and the Security Trustee to be bound by the terms of the Eighth Issuer Deed of Charge and, in particular, confirms that: (A) no sum will be payable by or on behalf of Party B to it except in accordance with the provisions of the Eighth Issuer Deed of Charge; and (B) it will not take any steps for the winding up, dissolution or reorganisation or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of Party B or of any or all of its revenues and assets nor participate in any ex parte proceedings nor seek to enforce any judgment against Party B, subject to the provisions of the Eighth Issuer Deed of Charge.

(ii) In relation to all sums due and payable by Party B to Party A, Party A agrees that it will have recourse only to Eighth Issuer Available Funds, but always subject to the order of priority of payments set out in the Eighth Issuer Cash Management Agreement and the Eighth Issuer Deed of Charge.

(m)      CONDITION PRECEDENT

Section 2(a)(iii) will be amended by the deletion of the words "a Potential Event of Default" in respect of obligations of Party A only.

(n)      REPRESENTATIONS

Section 3(b) will be amended by the deletion of the words "or Potential Event of Default" in respect of the representation given by Party B only.

(o)      ADDITIONAL DEFINITIONS

Words and expressions defined in the Amended and Restated Master Definitions and Construction Schedule (the "MASTER SCHEDULE") and the Eighth Issuer Master Definitions and Construction Schedule (the "ISSUER SCHEDULE") (together the "MASTER DEFINITIONS SCHEDULE") signed on or about the date of this Agreement will, except so far as the context otherwise requires, have the same meaning in this Agreement. In the event of any inconsistency between the definitions in this Agreement and in the Master Definitions Schedule the definitions in this Agreement will prevail. In the event of any inconsistency between the Master Schedule and the Issuer Schedule, the Issuer Schedule will prevail. The rules of interpretation set out in the Master Definitions Schedule will apply to this Agreement.

(p)      CHANGE OF ACCOUNT

Section 2(b) of this Agreement is hereby amended by the addition of the following at the end thereof:

"; provided that such new account will be in the same legal and tax jurisdiction as the original account and such new account, in the case of Party B, is held with a financial institution with a short-term, unsecured, unsubordinated and unguaranteed debt obligation rating of at least "Prime-1" (in the case of Moody's), "A-1+" (in the case of S&P) and "F1+" (in the case of Fitch) (or, if such financial institution is not rated by a Rating Agency, at such equivalent rating that is acceptable to such Rating Agency)."

(q)      MODIFICATIONS TO CLOSE-OUT PROVISIONS

Upon the occurrence of an Event of Default with respect to Party A or an Additional Termination Event which entitles Party B to terminate any Affected Transaction pursuant to Section 6(b) of the Agreement, Party B will be entitled (but not obliged in the event that it does not designate an Early Termination
Date) to proceed in accordance with Section 6 of this Agreement, subject to the following:

(i) For the purposes of Section 6(d)(i), Party B's obligation with respect to the extent of information to be provided with its calculations is limited to information Party B has already received in writing and provided Party B is able to release this information without breaching the provisions of any law applicable to, or any contractual restriction binding upon, Party B.

(ii) The following amendments will be deemed to be made to the definition of "Market Quotation":

         (A) the word "firm" will be added before the word "quotations" in the second line; and

         (B) the words ", provided that such documentation would either be the same as this Agreement and the existing confirmations hereto (and the long-term, unsecured and unsubordinated debt obligations of the Reference Market-maker are rated not less than "A+" by S&P and "A1" by Moody's and the short-term, unsecured and unsubordinated debt obligations of the Reference Market-maker are rated not less than "Prime-1" by Moody's and "F1" by Fitch (or, if such Reference Market-maker is not rated by a Rating Agency, at such equivalent rating that is acceptable to such Rating Agency)) or the Rating Agencies have confirmed in writing that such proposed documentation will not adversely impact the ratings of the Notes" will be added after "agree" in the sixteenth line; and

         (C) the last sentence will be deleted and replaced with the following:

                  "If, on the last date set for delivery of quotations, exactly two quotations are provided, the Market Quotation will be the higher of the two quotations. If only one quotation is provided on such date, Party B may, in its discretion, accept such quotation as the Market Quotation and, if Party B does not accept such quotation (or if no quotation has been provided), it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined. If no quotation has been provided, it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined."

(iii) For the purpose of the definition of "Market Quotation", and without limitation of the general rights of Party B under the Agreement:

         (A) Party B will undertake to use its reasonable efforts to obtain at least three firm quotations as soon as reasonably practicable after the Early Termination Date and in any event within the time period specified pursuant to Part 5(q)(iii)(C) below;

         (B) Party A will, for the purposes of Section 6(e), be permitted to obtain on behalf of Party B quotations from Reference Market-makers;

         (C) If no quotations have been obtained within 6 Local Business Days after the occurrence of the Early Termination Date or such longer period as Party B may specify in writing to Party A, then it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined;

         (D) Party B will be deemed to have discharged its obligations under Part 5(q)(iii)(A) above if it promptly requests, in writing, Party A (such request to be made within two Local Business Days after the occurrence of the Early Termination
                  Date) to obtain on behalf of Party B quotations from Reference Market-makers. Party A agrees to act in accordance with such request; and

         (E) Party B will not be obliged to consult with Party A as to the day and time of obtaining any quotations.

(r)      CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

A person who is not a party to this Agreement will not have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms but this will not affect any right or remedy of a third party which exists or is available apart from that Act.

(s)      RECORDING OF COLLATERAL

In accordance with the Eighth Issuer Cash Management Agreement, any collateral provided by Party A under this agreement will be held in an Eighth Issuer Swap Collateral Account.

From:         IXIS Corporate & Investment Bank, London Branch
              Cannon Bridge
              25 Dowgate Hill
              London EC4R 2GN

To:           Permanent Financing (No. 8) PLC
              35 Great St. Helen's
              London
              EC3A 6AP

Attention:    The Secretary

To:           The Bank of New York
              One Canada Square
              London
              E14 5AL

Attention:    Global Structured Finance - Corporate Trust

                                                                 22nd June, 2005


Dear Sirs,

CONFIRMATION - SERIES 3 CLASS B DOLLAR TO STERLING CURRENCY SWAP

The purpose of this letter is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below. This letter constitutes a "CONFIRMATION" as referred to in the 1992 ISDA Master Agreement (Multicurrency-Cross Border) (Series 3 Class B) entered into between us, you and The Bank of New York (the "SECURITY TRUSTEE") dated as of 8th June, 2005, as amended and supplemented from time to time (the "AGREEMENT").

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "DEFINITIONS") are incorporated into this Confirmation. In the event of any inconsistency between any of the following, the first listed will govern (i) this Confirmation; (ii) the Master Definitions Schedule; and (iii) the Definitions.

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

        Party A:                        IXIS Corporate & Investment Bank, London
                                        Branch

        Party B:                        Permanent Financing (No. 8) PLC

        Trade Date:                     8th June, 2005

        Effective Date:                 22nd June, 2005

        Termination Date:               The earlier of (i) the Quarterly
                                        Interest Payment Date falling in June
                                        2042 and (ii) the date on which all of
                                        the Series 3 Class B Eighth Issuer Notes are redeemed in full except (A) pursuant to Condition 5(F) (redemption or purchase following a regulatory event) of the terms and conditions of the Series 3 Class B
                                        Eighth Issuer Notes and (B) following
                                        delivery of a Note Acceleration Notice
                                        on Party B in relation to the Series 3
                                        Class B Eighth Issuer Notes.

        Dollar Currency Exchange Rate:  1.8375 USD per GBP

        Business Days:                  London Business Day, New York Business
                                        Day and TARGET Business Day.

        Calculation Period:             Has the meaning given to such term in
                                        the Definitions.

        Calculation Agent:              Party A

Party A Floating Amounts:

         Party A Currency Amount:       In respect of each Party A Calculation
                                        Period, an amount in Dollars equal to
                                        the principal amount outstanding of the
                                        Series 3 Class B Eighth Issuer Notes on
                                        the first day of such Calculation Period
                                        (after taking into account any
                                        redemption on such day).

         Party A Payment Dates:         Each Quarterly Interest Payment Date
                                        from and including the Quarterly
                                        Interest Payment Date falling in
                                        September 2005 up to the Termination
                                        Date and the Termination Date.

         Party A Floating Rate:         In respect of each Party A Calculation
                                        Period, Three-Month USD-LIBOR determined in respect of the first day of such Party A Calculation Period.

         Spread: 0.20 per cent. for Party A Calculation Periods commencing prior to the Quarterly Interest Payment Date falling in December 2011 and 0.40 per cent. thereafter.

         Party A Floating Rate Day
         Count Fraction:                Actual/360

Party B Floating Amounts:

         Party B Currency Amount:       In respect of each Party B Calculation
                                        Period, an amount in Sterling equivalent to the Party A Currency Amount for the Party A Calculation Period commencing on the first day of such Party B
                                        Calculation Period converted by
                                        reference to the Dollar Currency
                                        Exchange Rate.

         Party B Payment Dates:         Each Quarterly Interest Payment Date
                                        from and including the Quarterly
                                        Interest Payment Date falling in
                                        September 2005 up to the Termination
                                        Date and the Termination Date.

         Party B Floating Rate:         In respect of each Party B Calculation
                                        Period, Sterling-LIBOR determined in
                                        respect of the first day of such Party B
                                        Calculation Period.

         Spread: 0.2294 per cent. for Party B Calculation Periods commencing prior to the Quarterly Interest Payment Date falling in December 2011 and 0.7088 per cent. thereafter.

         Party B Floating Rate Day
         Count Fraction:                Actual/365 (Fixed)

Initial Exchange:

         Initial Exchange Date:         Effective Date

         Party A Initial
         Exchange Amount:               GBP 28,300,000

         Party B Initial
         Exchange Amount:               USD 52,000,000

Interim Exchange:

         Interim Exchange Dates:        Each Quarterly Interest Payment Date
                                        (other than the Termination Date) on
                                        which any of the Series 3 Class B Eighth
                                        Issuer Notes are redeemed in whole or in part.

         Party A Interim
         Exchange Amount:               In respect of each Interim Exchange
                                        Date, an amount in Dollars equal to the
                                        amount of the Series 3 Class B Eighth
                                        Issuer Notes redeemed on such Interim
                                        Exchange Date.

         Party B Interim
         Exchange Amount:               In respect of each Interim Exchange
                                        Date, the Sterling equivalent of the
                                        Party A Interim Exchange Amount for such
                                        Interim Exchange Date converted by
                                        reference to the Dollar Currency
                                        Exchange Rate.

Final Exchange:

        Final Exchange Date:            Termination Date

        Party A Final Exchange Amount:  An amount in Dollars equal to the principal amount outstanding of the
                                        Series 3 Class B Eighth Issuer Notes on
                                        the Final Exchange Date (before taking
                                        into account any redemption on such
                                        day).

        Party B Final Exchange Amount:  An amount in Sterling equal to the principal amount outstanding of the
                                        Series 3 Class B Eighth Issuer Notes on
                                        the Final Exchange Date (before taking
                                        into account any redemption on such
                                        day), converted by reference to the
                                        Dollar Currency Exchange Rate.

                                        If Party B does not have sufficient
                                        principal available pursuant to the
                                        Eighth Issuer Cash Management Agreement
                                        to pay the Party B Final Exchange Amount in full on the Final Exchange Date and accordingly pays only a part of the Party B Final Exchange Amount to Party A on such date, Party A will be obliged on such date to deliver only the Dollar Equivalent of such part of the Party B Final Exchange Amount, converted by reference to the Dollar Currency Exchange Rate.

2.       Deferral of Floating Amounts:

         If any payment of interest under the Series 3 Class B Eighth Issuer Notes is deferred in accordance with the terms and conditions of the Series 3 Class B Eighth Issuer Notes, a corresponding part as determined by the Calculation Agent of the Party A Floating Amount and a pro rata part as determined by the Calculation Agent of the Party B Floating Amount which, in each case, would otherwise be due in respect of the relevant Quarterly Interest Payment Date will be deferred.

         The amount so deferred on the Party A Floating Amount will be payable on the next Party A Payment Date (together with an additional floating amount which shall be accrued thereon as determined by the Calculation Agent at the applicable Party A Floating Rate (excluding the Spread)) and the Party A Floating Amount due on such date will be deemed to include such amounts.

         The amount so deferred on the Party B Floating Amount will be payable on the next Party B Payment Date (together with an additional floating amount which shall be accrued thereon as determined by the Calculation Agent at the applicable Party B Floating Rate (excluding the Spread)) and the Party B Floating Amount due on such will be deemed to include such amounts.

         On any subsequent occasion if any payment of interest under the Series 3 Class B Eighth Issuer Notes is deferred (including any payment of a previous shortfall of interest or any payment of interest on such shortfall) in accordance with the terms and conditions of the Series 3 Class B Eighth Issuer Notes, all or a corresponding part as determined by the Calculation Agent of the Party A Floating Amount and a pro rata part as determined by the Calculation Agent of the Party B Floating Amount will be deferred.

         The amount so deferred on the Party A Floating Amount will be payable on the next Party A Payment Date (together with an additional floating amount which shall be accrued thereon as determined by the Calculation Agent at the applicable Party A Floating Rate (excluding the Spread)) and the Party A Floating Amount due on such date will be deemed to include such amounts.

         The amount so deferred on the Party B Floating Amount will be payable on the next Party B Payment Date (together with an additional floating amount which shall be accrued thereon as determined by the Calculation Agent at the applicable Party B Floating Rate (excluding the Spread)) and the Party B Floating Amount due on such date will be deemed to include such amounts.

3.       Account Details:

         Payments to Party A
         in Dollars:                Bank:                  Deutsche Bank Trust Company Americas,
                                                           New York /BKTRUS33

                                    Beneficiary account :  044 294 53

                                    Beneficiary:           CDC Finance - CDC Ixis, Paris CDCFFRPP

                                    Further credit:        IXIS Corporate & Investment Bank, Paris
                                                           IXIBFRPP


         Payments to Party A
         in Sterling:               Bank:                  Barclays Bank plc, London
                                                           BARCGB22 - SC 203253

                                    Beneficiary account :  8042 0387

                                    Beneficiary:           CDC Finance - CDC Ixis, Paris
                                    CDCFFRPP

                                    Further Credit:        IXIS Corporate & Investment Bank, Paris
                                                           IXIBFRPP

         Payments to Party B
         in Dollars:                Bank:                  Citibank, N.A., New York

                                    Credit Account:        10990765

                                    New York Swift:        CITIUS33

                                    FAO:                   Citibank, N.A., London

                                    London Swift:          CITIGB2L

                                    Reference:             GATS "Permanent Financing (No. 8) PLC"

         Payments to Party B
         in Sterling:               Bank:                  The Governor and Company of the Bank of Scotland

                                    Account Number:        06000056

                                    Sort Code:             12-24-55

                                    Account Name:          Permanent Financing (No. 8) PLC Transaction Account

         It is agreed by the parties that payments made by Party A to the Principal Paying Agent in accordance with the settlement instructions, as detailed above, will be considered as absolute and conclusive discharge of Party A's obligations to Party B in respect of such payment, regardless of whether the Principal Paying Agent makes a payment in turn to Party B. This will continue to be the case until Party B changes its account in accordance with Section 2(b) of the Agreement.

4.       Notification to Party A

         For the purpose of making any determination or calculation hereunder, the Calculation Agent may rely on any information, report, notice or certificate delivered to it by the Eighth Issuer Cash Manager or Party B and the Calculation Agent will not be liable for any error, incompleteness or omission regarding such information.

         Party B or the Eighth Issuer Cash Manager acting on its behalf, will notify Party A of the amount of principal payments to be made on the Series 3 Class B Eighth Issuer Notes on each Quarterly Interest Payment Date no later than two (2) Business Days prior to such Quarterly Interest Payment Date, and Party A will confirm to Party B or the Eighth Issuer Cash Manager, as the case may be, no later than one (1) Business Day prior to such Quarterly Interest Payment Date that Party A will make such payment to Party B on such Quarterly Interest Payment Date.

5.       Notice Details:

         Party A:            IXIS Corporate & Investment Bank, London Branch

         Address:            Cannon Bridge
                             25 Dowgate Hill
                             London EC4R 2GN

         Facsimile No.:      +44 20 7648 6901

         Attention:          John Powell

         With a copy to:

         Name:               IXIS Corporate & Investment Bank

         Address:            Back-Office Derives FMP10
                             47 Quai d'Austerlitz
                             75648 Paris cedex 13

         Facsimile Number:   + 33 1 5855 2110

         Attention:          Christophe Besson

         Party B:            Permanent Financing (No. 8) PLC

         Address:            35 Great St. Helen's
                             London
                             EC3A 6AP

         Facsimile Number:   020 7398 6325

         Attention:          The Secretary

         With a copy to: (i) the Security Trustee:

         Name:               The Bank of New York

         Address:            One Canada Square
                             London
                             E14 5AL

         Facsimile Number:   020 7964 6061/6399

         Attention:          Global Structured Finance

                        (ii) HBOS Treasury Services plc

         Address:            33 Old Broad Street
                             London
                             EC2N 1HZ

         Facsimile Number:   020 7574 8784

         Attention:          Head of Capital Markets and Securitisation


Yours faithfully,


IXIS CORPORATE & INVESTMENT BANK, LONDON BRANCH

By:
Name:
Title:


Confirmed as of the date first written:

PERMANENT FINANCING (NO. 8) PLC

By:
Name:
Title:

THE BANK OF NEW YORK

By:
Name:
Title: